SEMI-ANNUAL REPORT

================================================================================

                                    Smith Barney
                                    Disciplined
                                    Small Cap
                                    Fund, Inc.

                                    ------------------------------------

                                    June 30, 1997

                            [LOGO]  Smith Barney Mutual Funds
                                    Investing for your future.
                                    Every day.

---------------------------------------------
Smith Barney Disciplined Small Cap Fund, Inc.
---------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Disciplined Small Cap Fund, Inc. (previously known as The Inefficient-Market Fund, Inc.) ("Fund") for the period ended June 30, 1997. In this letter we comment on the market environment during the first half of the year and briefly review the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the report.

On June 23, 1997, the Fund converted from a closed-end mutual fund with one class of shares to an open-end mutual fund with a multi-class share structure. (A closed-end fund generally issues a fixed number of shares which are usually traded on a stock exchange. An open-end mutual fund issues shares redeemable generally on a continuous basis at the Fund's current net asset value.) The Fund is now listed in the mutual fund section of most major newspapers under the symbol "DisSml" and trades like any other open-end mutual fund.

Performance Update

During the first half of 1997, the Fund had a total return of 8.94% on net asset value (NAV) for Class A shares. The Fund's performance through June 30, 1997 lagged the Russell 2500 Stock Index, which recorded a total return of 11.25% over the same period. (The Russell 2500 Stock Index is a broad-based index representing smaller-sized U.S. companies.) For the trailing twelve-month period ending June 30, 1997, the Fund's Class A shares achieved a total return of 18.73%, compared with the 20.10% return of the Russell 2500 over the period.

Economic Overview

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product ("GDP") growth rose well above 5% on an annualized basis. Despite unexpected strength in the economy and a decline in unemployment to about 5%, reported inflation remained low. However, the strong tone of the economy provoked concerns about the risk of rising inflation in the future and prompted the Federal Reserve Board ("Fed") to hike short-term rates by 25 basis points (0.25%) on March 25, 1997.

The second quarter of 1997 began with a singular focus on the future direction of Federal Reserve policy. After the increase in the federal funds rate in late March, it was considered quite likely that the Fed would raise interest rates again during the second quarter. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) However, economic data released in early May provided mounting evidence of a slower economy and low inflation. Retail sales for April were soft, and producer prices showed a dramatic decline of 0.4%. The consensus forecast for second-quarter real economic growth has now dropped below 2%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity-utilization rates prevalent in the U.S. economy. The consumer price deflator, which is considered to be a better inflation measure than the Consumer Price Index, fell to a 30-year low in May at an annual rate of 1.6%. The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening.

Market Commentary

The U.S. stock market remains in one of its strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth-quarter 1996 earnings and robust money flows into mutual funds, the S&P 500 gained more than 7% in January and February, then continued to move to new highs in early March. However, as evidence of unexpectedly robust economic growth came to light, investors became increasingly concerned about the risk of higher inflation and interest rates. When the Fed raised short-term rates on March 25, 1997, long-term U.S. Treasury bond yields moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell-off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter the S&P 500 gained 2.7% (with dividend reinvestment). Small-capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 stock index declined 5.5% in value.

In sharp contrast, the second quarter of 1997 was the best quarter for the U.S. stock market in more than ten years. The stock market rally was broad in nature, lifting most stocks and indexes to record highs. The S&P 500 Index soared by 17.5% in the second quarter, the Russell 2000 Index rose 16.2% and the Nasdaq index performed even better, with a gain of 18%.

The stock market got off to a rocky start in April as the effects of the Fed's rate hike in late March rippled through the capital markets. The S&P 500 sold off to a low of 733 and the Dow retreated to almost 6300 on April 14, 1997, as investors focused on the likelihood of higher rates. Then a mood swing to optimism was triggered by the release of solid first-quarter earnings in April, and the market rally began in real earnest when inflation reports from early May showed a significant decline in producer and consumer prices. The agreement on a balanced budget in Washington and the prospect of a lower capital gains tax added further fuel to the stock market rally in May, and in particular helped to trigger a rebound in small cap stocks.

Performance Review

The Fund continues to be managed by the Travelers Investment Management Company ("TIMCO") and employs the same disciplined investment style as before it became an open-end fund. TIMCO's approach to equity management is designed to provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values greater than $100 million. TIMCO selects stocks based on a disciplined quantitative screening process that seeks both attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the Fund to mirror the overall risk, sector weightings, and growth and value style characteristics of the Russell 2500 Stock Index.

During the second quarter, stock selection in the health care, financial services and energy sectors made the largest positive contribution to the Fund's relative performance. Fund performance was helped by our positions in Everest Reinsurance, a property-casualty reinsurance underwriter, and Silicon Valley Bancshares, a California-based commercial bank. Toward the end of the quarter, performance was further aided by holdings in General Nutrition and Ross Stores, both of which benefited from rising earnings estimates.

Fund performance was hurt in the second quarter by stock selection in the technology and basic materials sectors. In particular, our positions in Read-Rite Corp., Pairgain Technologies and LSI Logic underperformed.

Economic and Market Outlook

We believe that the biggest risk to the presently favorable investment climate is an overly strong economy. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to control inflationary pressures. Stronger retail sales could be the catalyst to a reacceleration in third-quarter economic growth. Such a boost in consumer spending could come from several sources: increased home mortgage refinancing activity, the wealth effect of a record bull market in stocks, and the recent strong growth in real disposable personal income.

Valuations in the stock market continue to be stretched. The 12-month forward price/earning multiple on the S&P 500 now stands at 18.4 times, a record high for the last 25 years. By most measures the market is between 10% and 15% overvalued. While it is difficult to point to one specific event that might derail the roaring stock market engine, the high valuation level of the market may trigger a correction on even a small negative surprise.

The sustained underperformance of the small cap sector, however, has resulted in fairly attractive valuation levels. Indeed, small-cap stocks offer more value than their large-cap counterparts and may therefore present a more defensive play on the U.S. stock market at this point. We remain positive on the opportunities available through selective screening of the small-cap market and continue to focus on companies that offer improving fundamentals and relative earnings gains at discounted stock valuations.

In closing, thank you for investing in the Smith Barney Disciplined Small Cap Fund, Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

August 1, 1997


4
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--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                              June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 99.8%
================================================================================
Autos & Transportation -- 5.2%
       6,800  Alexander & Baldwin Inc.                                $ 177,650
       7,400  Avondale Industries Inc.*                                 155,400
      13,700  Cavalier Homes Inc.                                       137,000
       7,600  Comair Holdings Inc.                                      210,425
       6,500  Continental  Airlines Inc., Class B Shares*+              227,094
       3,900  Cummins Engine Inc.                                       275,194
       3,400  GATX Corp.                                                196,350
       7,800  Gentex Corp.*                                             154,050
       2,100  Intermet Corp.                                             33,731
       1,100  Kansas City Southern Industries, Inc.                      70,950
       6,100  Lear Seating Corp.*                                       270,688
      10,300  Mascotech Inc.                                            215,013
       6,400  Oakwood Homes Corp.                                       153,600
       6,900  Swift Transportation Co., Inc.*                           203,550
       7,400  US Freightways Corp.                                      191,475
--------------------------------------------------------------------------------
                                                                      2,672,170
--------------------------------------------------------------------------------
Consumer Discretionary -- 19.5%
      10,900  Accustaff Inc.*+                                          258,194
       5,000  A.H. Belo Corp.                                           208,125
       6,700  Alberto Culver Co., Class A Shares                        156,194
       2,500  American Greetings Corp., Class A Shares                   92,813
       6,100  Apollo Group Inc., Class A Shares*                        215,025
       7,300  Bed Bath & Beyond Inc.*                                   221,738
      13,700  Best Buy Co., Inc.*                                       203,788
       9,600  Borders Group*                                            231,600
       6,200  Carmike Cinemas Inc., Class A Shares*                     203,050
       3,200  Circus Circus Enterprise Inc.*                             78,800
      10,300  Claire's Stores Inc.                                      180,250
       6,200  Consolidated Products Inc.*                               115,475
       4,000  Corporate Express Inc.*                                    57,750
       2,600  Corrections Corp. of America*+                            103,350
       2,800  Deluxe Corp.                                               95,550
       5,100  Doubletree Corp.*                                         209,738
       4,100  Emmis Broadcasting Corp.*                                 178,863
       4,600  Evergreen Media Corp.*+                                   205,275
       8,800  Family Dollar Stores, Inc.                                239,800
      11,600  Foodmaker, Inc.*                                          189,950
       4,200  Fred Meyer Inc.*                                          217,088
      13,200  Furniture Brands International, Inc.*                     255,750
       8,500  General Nutrition Co.*                                    238,000
       5,900  Harte-Hanks Communications Inc.                           174,050
       5,100  Holophane Corp.*                                          102,000
       6,485  HSN Inc.*                                                 202,656
      12,500  International Game Technology                             221,875


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Consumer Discretionary -- 19.5% (continued)
       4,900  King World Productions, Inc.*                          $  171,500
       7,600  Lands' End, Inc.*                                         225,150
      10,400  Maytag Corp.                                              271,700
       2,400  Merrill Corp.                                              87,300
       7,500  Miller, Inc.                                              270,000
       6,800  Mohawk Industries, Inc.*                                  154,700
       8,900  Nautica Enterprises, Inc.*+                               235,294
       5,700  Papa John's International, Inc.*                          209,475
       4,700  Payless Shoesource Inc.*                                  257,031
       7,200  Performance Food Group Co.*                               151,200
       4,400  Proffitt's Inc.*                                          193,050
       6,300  Promus Hotel Corp.*                                       244,125
       3,100  Readers Digest Association, Inc., Class A Shares           88,931
       2,100  Rockshox Inc.*                                             36,225
       6,700  Ross Stores Inc.                                          219,006
       6,700  Ryan's Family Steak Houses Inc.*                           57,369
       4,900  Samsonite Corp.*+                                         216,213
       4,000  SFX Broadcasting Inc.*                                    168,750
       8,000  SITEL Corp.*                                              165,000
       3,300  St. John Knits, Inc.                                      178,200
       5,800  Stewart Enterprises Inc.                                  243,600
      12,900  Stride Rite Corp.                                         166,088
       5,800  The Mens Wearhouse, Inc.*                                 182,700
       6,800  Unifi Inc.                                                254,150
       8,000  US 1 Industries Inc.*                                     285,000
       8,000  Valassis Communications, Inc.*                            192,000
       3,300  Viking Office Products, Inc.*                              62,700
       7,625  Wolverine Worldwide, Inc.                                 231,609
--------------------------------------------------------------------------------
                                                                     10,074,813
--------------------------------------------------------------------------------
Consumer Staples -- 2.2%
       7,000  Dean Foods Co.                                            282,625
       5,200  Dole Food Co., Inc.                                       222,300
       3,200  Interstate Bakeries, Corp.                                189,800
       9,000  McCormick & Co., Inc.                                     227,250
       6,800  Universal Corp.                                           215,900
--------------------------------------------------------------------------------
                                                                      1,137,875
--------------------------------------------------------------------------------
Financial Services -- 15.5%
       4,600  Albank Financial Corp.                                    181,700
       3,300  AMBAC Inc.                                                252,038
       3,600  American Bankers Insurance Group, Inc.                    227,700
       4,600  Anchor Bancorp Inc.                                       224,250
       6,400  Bay View Capital Corp.                                    168,000
       3,900  Capital One Financial Co.+                                147,225
       2,600  CCB Financial Corp.                                       190,125


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Financial Services -- 15.5% (continued)
       1,700  Charter One Financial Inc.                               $ 91,588
       7,800  City National Corp.                                       187,688
         800  CMAC Investment Corp.                                      38,200
       7,500  Colonial BancGroup Inc.                                   181,875
       2,000  Compass Bancshares Inc.                                    67,250
      10,900  Conseco Inc.                                              403,277
      12,900  Dime Bancorp Inc.*                                        225,750
       3,800  Executive Risk, Inc.                                      197,600
       3,000  FINOVA Group, Inc.                                        229,500
       7,400  First American (Tenn) Corp.                               283,975
       6,200  First Tennessee National Corp.                            297,600
       4,000  First Virginia Banks, Inc.                                241,250
       5,000  Firstplus Financial Group*                                170,000
       7,300  Glendale Federal Bank*                                    190,713
       4,900  Great Financial Corp.                                     172,113
       7,200  HCC Insurance Holdings Inc.+                              192,150
      15,300  Hibernia Corp.                                            213,244
       6,100  Mercantile Bankshares Co.                                 244,000
       5,333  Mutual Risk Management Ltd.                               244,651
       2,325  Old Kent Financial Corp.                                  125,591
       9,100  Old Republic International Corp.                          275,844
       3,800  Onbancorp Inc.                                            193,800
       5,500  Penncorp Financial Group Inc.+                            211,750
       4,100  PMI Group Inc.                                            255,738
       3,800  Relistar Financial Corp.                                  277,875
       5,500  Silicon Valley Bancshares*                                248,875
       6,300  TIG Holdings, Inc.                                        196,875
       6,700  Trans Financial, Inc.                                     186,763
       2,300  Transatlantic Holdings, Inc.+                             228,275
       5,500  Union Planters Corp.                                      285,313
       5,500  Vesta Insurance Group Inc.                                237,875
--------------------------------------------------------------------------------
                                                                      7,988,036
--------------------------------------------------------------------------------
Health Care -- 9.1%
       7,800  Acuson Corp.*                                             179,400
       2,600  ALZA Corp.*                                                75,400
       3,900  AmeriSource Health Corp.*                                 194,513
       6,200  Arbor Health Care Co.*                                    192,200
       7,350  Bergen Brunswig Corp., Class A Shares                     204,881
      13,400  Beverly Enterprises Inc.                                  217,750
       2,700  Biogen, Inc.*                                              91,463
      16,000  Biomet, Inc.                                              298,000
       6,800  Centocor, Inc.*                                           211,225
       4,200  Creative Biomolecules Inc.*                                29,663
       6,400  Dura Pharmaceuticals Inc.*                                255,200
       7,900  Genzyme Corp.*                                            219,225


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Health Care -- 9.1% (continued)
      10,650  Health Management Associates, Inc.*                     $ 303,525
       6,400  Living Centers of America*                                252,800
       6,800  MiniMed Inc.*                                             181,050
       7,900  Neurogen Corp.*                                           179,725
       6,900  Phycor Inc.*                                              237,619
       2,000  Quintiles Transnational Corp.*                            139,250
       8,700  Renal Treatment Centers, Inc.*                            233,813
       8,000  Theragenics Corp.*                                        184,000
       7,100  U.S. Surgical Corp.                                       264,475
       1,800  Vencor Inc.*                                               76,050
       6,500  Watson Pharamaceuticals, Inc.*                            274,625
       4,100  Wellpoint Health Network, Inc.*                           188,088
--------------------------------------------------------------------------------
                                                                      4,683,940
--------------------------------------------------------------------------------
Integrated Oil -- 0.8%
       4,600  Murphy Oil Corp.                                          224,250
       5,800  Valero Energy Corp.                                       210,250
--------------------------------------------------------------------------------
                                                                        434,500
--------------------------------------------------------------------------------
Materials & Processing -- 14.5%
       6,000  Alumax Inc.*                                              227,625
       5,200  Aptagroup Inc.                                            235,300
       7,700  Avalon Properties, Inc.                                   220,413
       5,200  Beacon Properties Corp.                                   173,550
       3,500  BetzDearborn Inc.                                         231,000
       6,000  BMC Industries, Inc.                                      205,500
       4,900  Boise Cascade Corp.                                       173,031
       4,700  Bowater Inc.                                              217,375
       6,600  Cali Realty Corp.                                         224,400
       9,700  Coeur D'Alene Mines Corp.                                 125,494
       5,200  Commerical Metal Co.                                      167,700
       7,600  Crompton & Knowles Corp.                                  169,100
       5,400  Cytec Industries, Inc.*                                   201,825
       5,500  Dexter Corp.                                              176,000
       5,800  Ecolab Inc.                                               276,950
       5,100  Equity Residential Properties Trust                       242,250
       5,200  Felcor Suite Hotels Inc.+                                 193,700
       6,200  First Industrial Realty Trust Inc.                        181,350
       1,000  FMC Corp.*                                                 79,438
       6,800  Health Care Properties Investment, Inc.                   239,700
       6,400  Hexcel Corp.*                                             110,400
      12,200  International Specialty Products Inc.*                    171,563
       9,300  Liberty Property Trust                                    231,338
       4,400  Lone Star Industries, Inc.                                199,375
      14,900  LTV Corp.                                                 212,325
       8,000  Meditrust Corp.                                           319,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Materials & Processing -- 14.5% (continued)
       2,500  Millennium Chemicals Inc.                               $  56,875
       9,500  Nationwide Health Properties, Inc.                        209,000
       1,600  Olin Corp.                                                 62,500
       6,100  OM Group Inc.                                             202,063
       6,100  Oregon Metallurgical Corp.*                               171,563
      10,600  Pope & Talbot Inc.                                        174,238
       5,600  Sealed Air Corp.*                                         266,000
      10,400  Security Capital Pacific Trust                            237,900
       7,700  Simon DeBartolo Property Group, Inc.                      246,400
       2,600  Southdown, Inc.                                           113,425
      13,400  Terra Industries, Inc.                                    155,775
       6,200  USG Corp.*                                                226,300
       9,700  Wausau Paper Mills Co.                                    183,088
--------------------------------------------------------------------------------
                                                                      7,510,829
--------------------------------------------------------------------------------
Other Energy -- 4.2%
       5,700  BJ Services*                                              305,663
       5,700  Cooper Cameron Corp.*                                     266,475
       5,300  Forcenergy Inc.*                                          165,294
       4,800  Louisiana Land & Exploration Co.                          274,200
      10,200  Marine Drilling Co., Inc.*                                200,175
       4,800  Nabors Industries Inc.*                                   120,000
       5,700  Noble Affiliates, Inc.                                    220,519
      10,800  Noble Drilling Corp.*                                     243,675
      10,000  Oryx Energy Co.*                                          211,250
       2,400  Transocean Offshore Inc.                                  174,300
--------------------------------------------------------------------------------
                                                                      2,181,551
--------------------------------------------------------------------------------
Producer Durables -- 7.0%
       7,000  AGCO Corp.                                                251,563
         200  American Power Conversion*                                  3,800
       5,700  B.F. Goodrich Co.                                         246,881
       6,500  Crane Co.                                                 271,781
       4,200  Culligan Water Technology Inc.*                           187,950
       4,300  Danaher Corp.                                             218,494
       6,800  Durco International Inc.                                  198,900
       6,000  Hubbell Inc., Class B shares                              264,000
       7,200  Jacobs Engineering Group, Inc.*                           193,500
       1,200  Litton Industries Inc.*                                    57,975
       3,500  Precision Castparts Corp.                                 208,688
       8,200  Robbins & Myers Inc.                                      266,500
       2,800  Thiokol Corp.                                             196,000
       5,300  Thomas & Betts Corp.                                      278,581
       3,500  United Waste Systems Inc.*                                143,500
       7,700  US Filter Corp.*                                          209,825
       6,300  U.S. Home Corp.*                                          167,344


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    AMOUNT                         SECURITY                             VALUE
================================================================================
Producer Durables -- 7.0% (continued)
       6,900  Watts Industries Inc.                                   $ 165,600
       1,600  York International Corp.                                   73,600
--------------------------------------------------------------------------------
                                                                      3,604,482
--------------------------------------------------------------------------------
Technology -- 13.8%
       1,900  Andrew Corp.*                                              53,438
       3,300  Atmel Corp.*                                               92,400
       7,200  BancTec, Inc.*                                            186,750
       3,300  Brightpoint Inc.*                                         107,456
       2,800  Burr-Brown Corp.*                                          96,600
       6,300  Cambridge Technology Partnership*+                        201,600
       8,800  Comdisco, Inc.                                            228,800
       4,100  Comverse Technology, Inc.*                                213,200
      10,600  Datastream Systems Inc.*                                  164,300
       2,450  Diebold Inc.                                               95,550
      16,100  DSP Communications, Inc.*                                 177,100
       6,400  Electronics for Imaging Inc.*                             302,400
       6,100  Eltron International, Inc.*                               181,475
       5,600  ENCAD Inc.*                                               232,400
       4,100  Hadco Corp.*                                              268,550
       6,200  Harbinger Corp.*                                          173,600
      10,500  Integrated Device Technology Inc.*                        110,250
       9,600  Integrated Process Equipment Corp.*+                      243,000
       4,000  Iomega Corp.*                                              79,500
       7,400  Jack Henry & Associates                                   179,450
       8,800  KEMET Corp.*                                              218,900
       1,800  KLA-Tencor Corp.*+                                         87,750
       6,100  Lam Research Corp.*                                       226,081
       6,000  LSI Logic Corp.*                                          192,000
       4,100  McAfee Associates Inc.*+                                  258,813
       4,300  Microchip Technology Inc.*                                127,925
       1,600  Netscape Communications Corp.                              51,300
      10,100  Oak Technologies Inc.*                                     98,475
       4,200  Policy Management System Corp.*                           197,400
       2,500  PRI Automation Inc.*                                       94,844
       4,200  Quantum Corp.*                                             85,313
      11,100  Read-Rite Corp.*                                          231,713
       4,400  Remedy Corp.*                                             176,000
       4,400  Shared Medical Systems Corp.                              237,600
       1,500  Smart Modular Technologies, Inc.*                          50,625
       5,100  SPSS Inc.*                                                147,900
       2,600  Sterling Commerce, Inc.*                                   85,475
       5,500  Storage Technology Inc.*                                  244,750
       4,500  SunGard Data Systems, Inc.*                               209,250
       5,700  Symbol Technologies Inc.                                  191,663
       7,700  Tech Data Corp.*                                          242,069


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Technology -- 13.8% (continued)
       1,100  Tektronix Inc.                                           $ 66,000
       4,700  Vishay Intertechnology Inc.*                              136,006
       3,400  Western Digital Corp.*+                                   107,525
--------------------------------------------------------------------------------
                                                                      7,153,196
--------------------------------------------------------------------------------
Utilities -- 8.0%
       7,100  AGL Resources Inc.                                        146,438
       7,700  Boston Edison Co.                                         203,088
       7,000  Brooklyn Union Gas Co.                                    200,375
       6,200  Calenergy Inc.*                                           235,600
       1,900  Century Telephone  Enterprises Inc.                        64,006
       4,400  CILCORP Inc.                                              181,225
       6,100  CMS Energy Corp.                                          215,025
       7,600  DPL Inc.                                                  187,150
       6,200  DQE Inc.                                                  175,150
       1,900  El Paso Natural Gas Co.                                   104,500
       2,600  Illinova Corp.+                                            57,200
       2,000  Ipalco Enterprises Inc.                                    62,500
       8,400  LG&E Energy Corp.                                         185,325
       6,700  Mapco Inc.                                                211,050
       7,300  MCN Energy Group Inc.                                     223,563
       6,200  National Fuel Gas Co.                                     260,013
       5,500  NIPSCO Industries                                         227,219
       4,300  Northeast Utilities System                                 41,119
       8,400  Pinnacle West Capital Corp.                               252,525
       7,800  Public Service Co.                                        323,700
       8,900  South Jersey Industries Inc.                              198,025
       7,000  Washington Gas Light Co.                                  175,875
       9,400  Western Gas Resources, Inc.                               183,300
--------------------------------------------------------------------------------
                                                                      4,113,971
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost-- $44,129,206)                                   51,555,363
================================================================================
WARRANT -- 0.0%
       1,011  Homestead Village Inc., Expires 10/29/97*
              (Cost-- $2,530 )                                            8,594
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  June 30, 1997
--------------------------------------------------------------------------------

     FACE
    AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. GOVERNMENT OBLIGATION -- 0.2%
    $100,000  U.S. Treasury Bill due 9/18/97
              (Cost-- $98,923)                                         $ 98,923
================================================================================
              TOTAL INVESTMENTS --  100%
              (Cost-- $44,230,659**)                                $51,662,880
================================================================================

 * Non-income producing security.
 + Security on loan (Note 7).
** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $44,230,659)                        $51,662,880
   Cash and cash equivalents (Note 7)                                  2,636,574
   Receivable for securities sold                                      5,523,990
   Receivable for Fund shares sold                                        56,880
   Dividends and interest receivable                                      41,931
   Other assets                                                          220,337
--------------------------------------------------------------------------------
   Total Assets                                                       60,142,592
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 7)                              4,637,000
   Payable for securities purchased                                    3,423,745
   Payable for Fund shares redeemed                                      598,981
   Investment advisory fees payable                                       33,844
   Administration fees payable                                            10,379
   Payable to broker-variation margin                                      9,375
   Distribution fees payable                                               2,274
   Accrued expenses                                                       38,446
--------------------------------------------------------------------------------
   Total Liabilities                                                   8,754,044
--------------------------------------------------------------------------------
Total Net Assets                                                     $51,388,548
================================================================================
NET ASSETS:
   Par value of capital shares                                       $     3,836
   Capital paid in excess of par value                                41,790,154
   Undistributed net investment income                                    61,341
   Accumulated net realized gain on security transactions
     and futures contracts                                             2,126,624
   Net unrealized appreciation of investments and futures contracts    7,406,593
--------------------------------------------------------------------------------
Total Net Assets                                                     $51,388,548
--------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                             3,832,006
   -----------------------------------------------------------------------------
   Class B                                                                 3,004
   -----------------------------------------------------------------------------
   Class C                                                                   755
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A                                                           $     13.40
   -----------------------------------------------------------------------------
   Class B                                                           $     13.37
   -----------------------------------------------------------------------------
   Class C                                                           $     13.36
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)         $     14.11
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
   Dividends                                                        $   331,994
   Interest                                                              30,151
-------------------------------------------------------------------------------
   Total Investment Income                                              362,145
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    198,406
   Administration fees (Note 2)                                          65,075
   Shareholder and system servicing fees                                 18,792
   Shareholder communications                                            12,364
   Audit and legal                                                        7,926
   Custody                                                                6,923
   Directors' fees                                                        2,472
   Distribution fees (Note 2)                                             2,274
   Registration fees                                                      1,730
   Other                                                                  5,119
-------------------------------------------------------------------------------
   Total Expenses                                                       321,081
-------------------------------------------------------------------------------
Net Investment Income                                                    41,064
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)          1,497,250
     Futures contracts                                                   (4,997)
-------------------------------------------------------------------------------
   Net Realized Gain                                                  1,492,253
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Futures Contracts:
     Beginning of period                                              4,397,795
     End of period                                                    7,406,593
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            3,008,798
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         4,501,051
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,542,115
===============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1997 (unaudited) and the Year Ended December 31, 1996

                                                         1997           1996
===============================================================================
OPERATIONS:
  Net investment income                             $     41,064   $    235,743
  Net realized gain                                    1,492,253      8,411,575
  Increase in net unrealized appreciation              3,008,798        789,945
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               4,542,115      9,437,263
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       --       (193,543)
  Net realized gains                                          --     (8,604,302)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                               --     (8,797,845)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                       107,774             --
  Cost of shares reacquired                           (6,172,484)      (274,104)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                           (6,064,710)      (274,104)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (1,522,595)       365,314
NET ASSETS:
  Beginning of period                                 52,911,143     52,545,829
-------------------------------------------------------------------------------
  End of period*                                    $ 51,388,548   $ 52,911,143
===============================================================================
* Includes undistributed net investment income of:  $     61,341   $     20,277
===============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Disciplined Small Cap Fund, Inc. (formerly known as The Inefficient-Market Fund, Inc.) ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. On June 23, 1997, the Fund became a diversified, open-end management investment company. Prior to that date the Fund was a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
        AFFILIATED PERSONS

     Travelers Investment Management Company ("TIMCO"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. Prior to June 23, 1997, the investment management fee paid was 0.75%. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), another subsidiary of SBH, acts as the Fund's administrator. As compensation for its services, the Fund also pays SBMFM a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. Prior to June 23, 1997, the Fund paid an administration fee of 0.25%. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1997, Smith Barney Inc. ("SB"), also a subsidiary of SBH, was paid brokerage commissions of $3,599 and sales charges of approximately $1,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, shareholders who held shares at the time of conversion to open-end status on June 23, 1997, will be subject to a 2.00% redemption fee until the end of 1997. For the six months ended June 30, 1997, redemption fees paid to the Fund were approximately $115,000 for Class A shares.

     Pursuant to a Distribution Plan, which became effective on June 23, 1997, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 1997, total Distribution Plan fees were as follows:

                                               Class A     Class B     Class C
================================================================================
Distribution Plan Fees                         $2,271        $1          $2
================================================================================

     All officers and two Directors of the Fund are employees of SB.

     3. INVESTMENTS

     For the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $26,787,761
--------------------------------------------------------------------------------
Sales                                                                 32,554,868
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     At June 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $8,315,237
Gross unrealized depreciation                                          (883,016)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $7,432,221
================================================================================

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 1997, the Fund had the following open futures contracts:

                                # of                    Basis      Market   Unrealized
Futures contracts purchased   Contracts   Expiration    Value       Value      Loss
=======================================================================================
Mid Cap 400                      15          9/97    $2,197,628  $2,172,000  $(25,628)
=======================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     6. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At June 30, 1997, the Fund had no open purchased call or put option contracts.

     7. LENDING OF PORTFOLIO SECURITIES

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

     At June 30, 1997, the Fund loaned common stocks having a value of approximately $4,529,002 and received cash collateral of $4,637,000 for the loan.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     8. CAPITAL SHARES

     At June 30, 1997, the Fund had $400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     As of June 30, 1997, total paid-in capital amounted to the following for each class:

                                               Class A     Class B     Class C

================================================================================
Total Paid-in Capital                        $41,743,990   $40,000     $10,000
================================================================================

     Transactions in shares of each class were as follows:

                                                     Six Months Ended
                                                       June 30, 1997
                                                 ----------------------------
                                                 Shares                Amount
================================================================================
Class A
Shares sold                                         4,352           $    57,774
Shares redeemed                                  (473,296)           (6,172,484)
--------------------------------------------------------------------------------
Net Decrease                                     (468,944)          $(6,114,710)
================================================================================
Class B
Shares sold                                         3,004           $    40,000
Shares redeemed                                        --                    --
--------------------------------------------------------------------------------
Net Increase                                        3,004           $    40,000
================================================================================
Class C
Shares sold                                           755           $    10,000
Shares redeemed                                        --                    --
--------------------------------------------------------------------------------
Net Increase                                          755           $    10,000
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class A Shares(1)         1997(2)     1996      1995      1994      1993      1992
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period     $12.30     $12.15    $11.78    $12.50    $11.49    $10.34
------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income     0.01       0.05      0.11      0.05      0.01      0.05
  Net realized and
    unrealized gain (loss)  1.09       2.14      2.31     (0.63)     1.01      1.15
------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations           1.10       2.19      2.42     (0.58)     1.02      1.20
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       --      (0.04)    (0.11)    (0.05)    (0.01)    (0.05)
  Net realized gains(3)       --      (2.00)    (1.94)    (0.09)       --        --
------------------------------------------------------------------------------------
Total Distributions           --      (2.04)    (2.05)    (0.14)    (0.01)    (0.05)
------------------------------------------------------------------------------------
Net Asset Value,
  End of Period           $13.40     $12.30    $12.15    $11.78    $12.50    $11.49
------------------------------------------------------------------------------------
Total Return                8.94%++   20.56%    18.90%    (4.36)%    8.90%    11.71%
------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)   $51,338    $52,911   $52,546   $51,641   $54,809   $50,374
------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                  1.21%+     1.21%     1.22%     1.22%     1.24%     1.36%
  Net investment income     0.15+      0.43      0.84      0.43      0.08      0.45
------------------------------------------------------------------------------------
Portfolio Turnover Rate       51%       151%      177%       45%       87%       46%
------------------------------------------------------------------------------------
Average commissions
  per share paid on
  equity transactions(4)  $ 0.05     $ 0.05    $ 0.05        --        --        --
====================================================================================

(1) The information for the years 1996-1992 represents the closed-end predecessor to the Fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception.

(2)  For the six months ended June 30, 1997 (unaudited).

(3) Includes short-term realized gains distributions which are considered ordinary income for Federal income tax purposes.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

                                          Class B Shares          Class C Shares
                                          --------------          --------------
                                              1997(1)                 1997(2)
================================================================================
Net Asset Value, Beginning of Period          $ 13.34                $ 13.24
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.00*                  0.00*
  Net realized and unrealized gain               0.03                   0.12
--------------------------------------------------------------------------------
Total Income From Operations                     0.03                   0.12
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --                     --
--------------------------------------------------------------------------------
Total Distributions                                --                     --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 13.37                $ 13.36
--------------------------------------------------------------------------------
Total Return++                                   0.22%                  0.91%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $    40                $    10
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                       2.24%                  1.89%
  Net investment income                         (0.66)                  0.03
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            51%                    51%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                 $  0.05                $  0.05
================================================================================

(1) For the period from June 25, 1997 (inception date) to June 30, 1997 (unaudited).

(2) For the period from June 24, 1997 (inception date) to June 30, 1997 (unaudited).

*    Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney                                                       SMITH BARNEY
Disciplined Small                                                  ------------
Cap Fund, Inc.                                 A Member of TravelersGroup[LOGO]


Directors
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce D. Sargent
John P. Toolan
C. Richard Youngdahl, Emeritus


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Kent A. Kelley
Vice President

Sandip A. Bhagat
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



Investment Manager
Travelers Investment
Management Company

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104



This report is submitted for the general information of the shareholders of the Smith Barney Disciplined Small Cap Fund,
Inc. It is not authorized for
distribution to prospective investors
unless accompanied or preceded by a
current Prospectus for the Fund, which
contains information concerning the
Fund's investment policies and expenses
as well as other pertinent information.



Smith Barney Disciplined
Small Cap Fund, Inc.
388 Greenwich Street
New York, New York 10013
FD01319  8/97